UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 30, 2005

                       Speaking Roses International, Inc.
             (Exact name of registrant as specified in its charter)
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
               Utah                               0-22515                           20-0612376
 (State or other jurisdiction of          (Commission File Number)     (I.R.S. Employer Identification No.)
          incorporation)
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                               404 Ironwood Drive
                           Salt Lake City, Utah 84115
                    (Address of principal executive offices)

                                 (801) 433-3900
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 1.01 Entry into a Material Definitive Agreement

         Development Agreements. On June 23, 2005, Speaking Roses International, Inc. (the "Company") entered into a United States Regional Retail Development Agreement (the "Development Agreement") with the Tamra E. Howard Revocable Living Trust (the "Trust") as disclosed in Note 6 to the Company's Financial Statements included in the Company's Quarterly Report on Form 10-QSB filed with the Securities and Exchange Commission ("SEC") on August 19, 2005 for the three month period ended June 30, 2005, and on July 10, 2005, the Company entered into a similar Development Agreement with Steven F. Hanson ("Hanson") as disclosed in
Note 2 to the Company's Financial Statements included in the Company's Quarterly Report on Form 10-QSB filed with the SEC for the three month period ended September 30, 2005 (the "Most Recent Quarterly Report"). Each of the Development Agreements provides that if the Company formulated a program for the development of retail locations for the Company's products and services prior to the six month anniversary date of the respective Development Agreement, the Trust and Hanson would be entitled to be the respective regional developer for such retail locations within a territory to be agreed upon by the respective parties. On June 23, 2005, the Trust deposited $100,000 with the Company, and on or before September 10, 2005, Hanson deposited $750,000 with the Company, in each instance in consideration of the respective regional development rights contemplated by each of the Development Agreements. The Company agreed that the funds received by the Trust and Hanson were to be applied towards any additional amounts the Trust or Hanson would have been required to pay to the Company in connection with the respective regional development agreements and retail distribution outlet agreements required by the development of the Company's retail locations.

         The Company was unable to formulate the program contemplated by the Development Agreements within the timeframes set forth therein. As a result, and pursuant to the Development Agreement, Hanson has elected to have the funds deposited with the Company converted into loans to the Company (the "Development Loan"). The Trust has agreed to extend the period with which the Company can formulate the program contemplated by the Development Agreement until June 23, 2006.

         The Development Loan bears interest at an annual rate of 12% and is payable upon the request of the holder thereof. The Company's obligations under the Development Loan are not secured by any of the assets or properties of the Company. The principal and accrued interest of the Development Loan are convertible at the option of the holder of the Development Loan at any time into common shares of the Company at the conversion rate of $0.50 per common share. No placement agent fee or commissions are payable with respect to the purchase or issuance of the Development Loan.

         Promissory Notes. During the fourth quarter of 2005, the Company issued four promissory notes to Blaine Harris, a director of the Company, representing proceeds the Company received as a loan from Mr. Harris in the aggregate principal amount of $195,526. The notes bear interest at an annual rate of 8%, and are immediately payable by the Company upon the request of the holder thereof.

         On November 14, 2005 and on November 29, 2005, the Company issued a promissory note to Steven F. Hanson. Each of these notes is in the principal amount of $100,000, representing proceeds the Company received as a loan from Mr. Hanson. Each of these notes bears interest at an annual rate of 12% and mature on November 14 and November 29, 2006, respectively. The principal and accrued interest of each of these notes are convertible at the option of the holder thereof at any time into common shares of the Company at the conversion rate of $0.50 per common share in principal face amount, subject to any share splits or reclassifications. Each of these promissory notes has since been subject to an exchange for replacement notes as more particularly described below.

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         On November 30, 2005, the Company issued a promissory note to Roland
Walker, a director of the Company, representing proceeds the Company received as a loan from Mr. Walker in the principal amount of $175,000. The note bears interest at an annual rate of 8%, and matures on February 28, 2006.

         On December 14, 2005, the Company received an additional loan from Steven F. Hanson in the principal amount of $300,000, and issued a promissory note for such amount to Mr. Hanson. This promissory note bears interest at an annual rate of 12% and matures on December 14, 2006. The principal and accrued interest of this note are convertible at the option of the holder thereof at any time into common shares of the Company at the conversion rate of $0.50 per common share in principal face amount, subject to any share splits or reclassifications. This promissory note has since been subject to an exchange for replacement notes as more particularly described below.

         On January 10, 2006, the Company issued an additional promissory note to Roland Walker, a director of the Company, representing proceeds the Company received as a loan from Mr. Walker in the principal amount of $300,000. The note bears interest at an annual rate of 8%, and matures and is due and payable on January 10, 2007.

         Effective as of February 6, 2006, the Company entered into an Exchange Agreement with Mr. Hanson, pursuant to which the Company issued Mr. Hanson two promissory notes in exchange for and in cancellation of, the promissory notes the Company issued to Mr. Hanson on November 14, November 29 and December 30, 2005. The principal amount of these replacement notes total $510,356.16 in the aggregate, and each replacement note is in the principal amount of $255,178.08. The replacement notes bear interest at an annual rate of 12% and mature on December 30, 2006. The principal and accrued interest of the replacement notes are convertible at the option of the holder thereof at any time into common shares of the Company at the conversion rate of $0.50 per common share in principal face amount, subject to any share splits or reclassifications. As additional consideration in accepting each of these notes, the Company agreed to issue to the holders of the replacement notes a total of 250,000 unregistered common shares of the Company, equally apportioned between each replacement note.

         None of the loans or notes described under the heading "Promissory Notes" herein specifies any events of default, other than with respect to defaults arising by reason of failures to pay, or contain any restrictive covenants with respect to the operations of the Company or the conduct of its business. The Company has not granted any security interest in any of its assets, properties or proceeds to any note holder. No placement agent fee or commissions are payable with respect to the issuance of the notes or loans described herein.

         Advisory Agreement. On January 6, 2006, the Company entered into an Advisory Agreement (the "Advisory Agreement") with BayHill Group LC ("BayHill"), pursuant to which BayHill has agreed to assist the Company in developing business and financial strategies and in furthering its investor relations activities. The Advisory Agreement commenced on January 6, 2006, and will terminate on June 30, 2006, unless extended for additional six month periods by the mutual agreement of the parties.

         Pursuant to the Advisory Agreement, the Company agreed to pay $5,000 to BayHill in connection with services provided to the Company by BayHill during the period between December 19 and December 31, 2005, which fee is payable on June 30, 2006, and the Company has agreed to pay $10,000 each month to BayHill during the term of the Advisory Agreement for its services. The Company has also agreed to reimburse BayHill for all reasonable expenses incurred in connection with BayHill's performance of the services on behalf of the Company. In addition, the Company has agreed to issue to BayHill a warrant to purchase 1,200,000 common shares of the Company at an exercise price of $0.75 per common share in principal face amount. The warrant is exercisable for a period of five years, and will vest on January 6, 2010, subject to earlier vesting based upon the achievement of certain milestones to be contained in the warrant and more particularly described in the Advisory Agreement.

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         Contractor Agreement. On October 13, 2005, the Company entered into an
Independent Contractor Non-Disclosure and Non-Competition Agreement (the "Contractor Agreement") with Terry Isom, pursuant to which Mr. Isom has agreed to assist the Company in developing business models and strategies. The Contractor Agreement commenced on October 13, 2005, and governs the relationship between the parties with respect to services provided to the Company by Mr. Isom.

         Pursuant to the Contractor Agreement, the Company agreed to pay Mr. Isom $50,000 and to issue to him 150,000 common shares of the Company in compensation for services provided to the Company during the last three months of 2005. In addition, in consideration of Mr. Isom's continuing services to the Company, Mr. Isom is entitled to receive from the Company for each day in which Mr. Isom provides consulting services to the Company, $1,750 if Mr. Isom provides between six and 10 hours of consulting services such day, $1,000 if Mr. Isom provides between three and six hours of consulting services such day, and $250 for each hour in which Mr. Isom provides consulting services less than three hours such day. The Company is required to satisfy the amounts payable to Mr. Isom for his services by issuing to him the number of the Company's common shares in principal face amount equal to the amount payable to Mr. Isom, divided by 80% of the closing market price of the Company's common shares on the last trading day of the week in which such services were provided. On February 3, 2006, the Company and Mr. Isom agreed to amend the Contractor Agreement to remove the requirement that the Company pay Mr. Isom $50,000.

         General. The foregoing summary of material terms of the Development Agreements, notes, loans, Advisory Agreement and Contractor Agreement is not complete. Each of these agreements and instruments is included as an exhibit to this report that is incorporated by reference in response to this item. Each of the agreements should be read in its entirety for a complete understanding of the terms and conditions of the Development Agreements, notes, loans, Advisory Agreement, and Contractor Agreement and the related transactions described above.

Item 2.02         Results of Operations and Financial Condition.

         As of the date hereof, the Company has recently been unable to obtain financing from external sources under terms which it deems to be reasonably acceptable, and the revenues generated from the Company's operations are insufficient for the Company's current needs. Consequently, certain directors and shareholders have extended debt and convertible debt financing to the Company as described in Item 1.01 of this Form 8-K. While the Company has relied on equity financing in its recent history, since the date of its Most Recent Quarterly Report, the Company has materially increased the amount of its debt financing.

         As of September 30, 2005, the Company reported notes payable to certain of its shareholders totaling in the aggregate $250,000 in principal amount. As of the date hereof, the Company has notes payable to certain of its shareholders along with other notes payable totaling $2,180,882 in principal, which amount includes the transactions described in Item 1.01 of this Form 8-K. Furthermore, while the Company did not have any notes payable with equity conversion features reflected in its Most Recent Quarterly Report, the Company has recently issued notes with such features containing face amounts totaling $510,356 which amount is included in the $2,180,882 total reported above.

         The total amount of notes payable as herein described has significantly increased the debt of the Company and will likely negatively affect the ability of the Company to raise additional funds. While the Company is attempting to obtain additional commitments from its directors and certain shareholders to

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continue to fund its operations, no assurance can be given nor relied upon that the Company will be able to obtain such commitments on terms and conditions reasonably acceptable to the Company or that the Company will be able to continue to operate as a going concern. The Company's expenses continue to exceed the Company's revenues by a significant margin. Accordingly, until such time as the Company is able to operate profitably, the Company can give no assurance that it has or will have sufficient capital resources or liquidity to satisfy working capital and operating requirements.

         The disclosure provided in Item 1.01 of this Form 8-K is hereby incorporated by reference with respect to the terms and sale of, and the financial obligations created by, the matters set forth under the heading "Development Agreements," "Notes" and "Advisory Agreement."

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-balance Sheet Arrangement of Registrant

         The disclosure provided in Item 1.01 of this Form 8-K is hereby incorporated by reference with respect to the terms and sale of, and the financial obligations created by, the matters set forth under the heading "Development Agreements," "Notes" and "Advisory Agreement."

Item 3.02 Unregistered Sale of Equity Securities

         The disclosure provided in Item 1.01 of this Form 8-K is hereby incorporated by reference with respect to the terms and sale of the convertible securities set forth under the heading "Notes" and "Advisory Agreement." The sales of the convertible securities described under the heading "Notes" and "Advisory Agreement" were made pursuant to Section 4(2) of the Securities Act of 1933, as amended and Regulation D promulgated thereunder, based in part on the representations made by the holders thereof.

Item 9.01 Financial Statements and Exhibits.

         Exhibit No.       Description
         -----------       ------------

         10.3 United States Regional Retail Development Agreement between the Company and the Tamra E. Howard Revocable Living Trust, dated June 23, 2005.
         10.4 United States Regional Retail Development Agreement between the Company and Steven F. Hanson, dated July 10, 2005.
         10.5 Form of promissory notes issued by the Company to Blaine Harris in the aggregate principal amount of $195,526.
         10.6 Independent Contractor Non-Disclosure and Non-Competition Agreement between the Company and Terry Isom, dated October 13, 2005, and Amendment of Independent Contractor Non-Disclosure and Non-Competition Agreement between the Company and Terry Isom, dated February 6, 2006.
         10.7 Promissory note issued by the Company to Steven F. Hanson in the principal amount of $100,000, dated November 14, 2005.
         10.8 Promissory note issued by the Company to Steven F. Hanson in the principal amount of $100,000, dated November 29, 2005.
         10.9 Promissory note issued by the Company to Roland Walker in the principal amount of $175,000, dated November 30, 2005.
         10.10 Promissory note issued by the Company to Steven F. Hanson in the principal amount of $300,000, dated December 14, 2005.
         10.11 Advisory Agreement between the Company and BayHill Group LC dated January 6, 2006.
         10.12 Promissory note issued by the Company to Roland Walker in the principal amount of $300,000, dated January 10, 2006.

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         10.13       Exchange Agreement between the Company and Steven F.
                     Hanson, effective as of February 6, 2006.
         10.14 Form of two promissory notes issued by the Company to Steven F. Hanson, each in the principal amount of $255,178.08, dated February 6, 2006.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated: February 8, 2006
                                            Speaking Roses International, Inc.
                                            By:  /s/ John W. Winterholler
                                               --------------------------
                                                     John W. Winterholler,
                                                     Chief Executive Officer




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